Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of the income tax provision (benefit) for each of the periods presented below are as follows:

	Years Ended December 31,
	2019	2018	2017
	($ in millions)
Current
Federal	$—	$—	$(14)
State	(26)	—	5
Current Income Taxes	(26)	—	(9)
Deferred
Federal	(297)	3	13
State	(8)	(13)	(2)
Deferred Income Taxes	(305)	(10)	11
Total	$(331)	$(10)	$2
The income tax expense (benefit) reported in our consolidated statement of operations is different from the federal income tax expense (benefit) computed using the federal statutory rate for the following reasons:

	Years Ended December 31,
	2019	2018	2017
	($ in millions)
Income tax expense (benefit) at the federal statutory rate (21%, 21%, 35%)	$(134)	$45	$(175)
State income taxes (net of federal income tax benefit)	(21)	27	5
Partial release of valuation allowance due to the WildHorse Merger	(314)	—	—
Remeasurement of deferred tax assets and liabilities	—	—	931
Change in valuation allowance excluding impact of WildHorse Merger	114	(97)	(771)
Other	24	15	12
Total	$(331)	$(10)	$2
We applied the guidance in SAB 118 when accounting for the enactment-date effect of the tax reform legislation commonly known as the Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the “Tax Act”). At December 31, 2017, we had not completed our accounting for all of the enactment-date income tax effects of the Tax Act under ASC 740, Income Taxes, for certain items as we were waiting on additional guidance to be issued. At December 31, 2018, we had completed our accounting for all of the enactment-date income tax effects of the Tax Act. The adjustments made during 2018 were considered immaterial but nevertheless are included as a component of income tax expense (benefit) in our consolidated statement of operations for the year ended
December 31, 2018, which is fully offset with an adjustment to the valuation allowance against our net deferred tax asset position.
We reassessed the realizability of our deferred tax assets and continue to maintain a full valuation allowance against our net deferred tax asset positions for federal and state purposes with the exception of Texas. Texas is currently in a net deferred tax liability position. Of the $206 million net decrease in our valuation allowance, $200 million is reflected as a component of income tax benefit in our consolidated statement of operations for the year ended December 31, 2019. This decrease in the valuation allowance is primarily due to the partial release of the valuation allowance associated with the WildHorse Merger.
Deferred income taxes are provided to reflect temporary differences in the tax basis of assets and liabilities and their reported amounts in the financial statements. The tax-effected temporary differences, NOL carryforwards and disallowed business interest carryforwards that comprise our deferred income taxes are as follows:

	December 31,
	2019	2018
	($ in millions)
Deferred tax liabilities:
Property, plant and equipment	$(546)	$(976)
Volumetric production payments	(89)	(86)
Carrying value of debt	—	(95)
Derivative instruments	(14)	(56)
Other	(5)	(7)
Deferred tax liabilities	(654)	(1,220)

Deferred tax assets:
Net operating loss carryforwards	1,971	2,737
Carrying value of debt	169	—
Disallowed business interest carryforward	25	194
Asset retirement obligations	50	40
Investments	83	111
Accrued liabilities	64	89
Other	87	60
Deferred tax assets	2,449	3,231
Valuation allowance	(1,805)	(2,011)
Deferred tax assets after valuation allowance	644	1,220
Net deferred tax liability	$(10)	$—
As of December 31, 2019, we had federal NOL carryforwards of approximately $7.582 billion and state NOL carryforwards of approximately $6.844 billion. The associated deferred tax assets related to these federal and state NOL carryforwards were $1.592 billion and $379 million, respectively. The federal NOL carryforwards generated in tax years prior to 2018 expire between 2033 and 2037. As a result of the Tax Act, the 2018 federal NOL carryforward has no expiration. The value of all of these carryforwards depends on our ability to generate future taxable income.
As of December 31, 2019, and 2018, we had deferred tax assets of $2.449 billion and $3.231 billion upon which we had a valuation allowance of $1.805 billion and $2.011 billion, respectively. Of the net change in the valuation allowance of $206 million for both federal and state deferred tax assets, $200 million is reflected as a component of income tax benefit in the consolidated statement of operations and the remainder is reflected in components of stockholders’ equity.
A valuation allowance against deferred tax assets, including NOL carryforwards and disallowed business interest carryforwards, is recognized when it is more likely than not that all or some portion of the benefit from the deferred tax assets will not be realized. To assess that likelihood, we use estimates and judgment regarding our future taxable income, and we consider the tax consequences in the jurisdiction where such taxable income is generated, to determine whether a valuation allowance is required. Such evidence can include our current financial position, our results of operations, both actual and forecasted, the reversal of existing taxable temporary differences, tax planning strategies, as well as the current and forecasted business economics of our industry. Management assesses all available evidence, both positive and negative, to estimate whether sufficient future taxable income will be generated to permit the use of deferred tax assets. A significant piece of objectively verifiable negative evidence is the cumulative loss incurred over the three-year period ended December 31, 2019. Such objective negative evidence limits our ability to consider various forms of subjective positive evidence, such as any projections for future income. Accordingly, management has not changed its judgment for the period ended December 31, 2019 with respect to the need for a full valuation allowance against our net deferred tax asset positions for federal and state purposes with the exception of Texas. Texas is currently in a net deferred tax liability position. The amount of the deferred tax assets considered realizable could be adjusted if projections of future taxable income are increased and/or if objective negative evidence in the form of cumulative losses is no longer present. Should we return to a level of sustained profitability, consideration will need to be given to future projections of taxable income to determine whether such projections provide an adequate source of taxable income for the realization of our deferred tax assets, namely federal NOL carryforwards and disallowed business interest carryforwards. If so, then all or a portion of the valuation allowance could possibly be released.
On February 1, 2019, we completed the acquisition of WildHorse. For federal income tax purposes, the transaction qualified as a tax-free merger under Section 368 of the Code and, as a result, we acquired carryover tax basis in WildHorse’s assets and liabilities. We recorded a net deferred tax liability of $314 million as part of the business combination accounting for WildHorse. As a consequence of maintaining a full valuation allowance against our net deferred tax asset positions (federal and state), a partial release of the valuation allowance was recorded as a discrete income tax benefit of $314 million through the consolidated statement of operations in the first quarter of 2019. The net deferred tax liability determined through business combination accounting includes deferred tax liabilities on plant, property and equipment and prepaid compensation totaling $401 million, partially offset by deferred tax assets totaling $87 million relating to federal NOL carryforwards, disallowed business interest carryforwards and certain other deferred tax assets. These carryforwards will be subject to an annual limitation under Section 382 of the Code of approximately $61 million. We determined that no separate valuation allowances were required to be established through business combination accounting against any of the individual deferred tax assets acquired.
Our ability to utilize NOL carryforwards, disallowed business interest carryforwards, and possibly other tax attributes to reduce future federal taxable income and federal income tax is subject to various limitations under Section 382 of the Code. The utilization of these attributes may be subject to an annual limitation under Section 382 of the Code should transactions involving our equity, including issuances of our stock or the sale or exchange of our stock by certain shareholders, result in an Ownership Change. (For this purpose, “stock” includes certain preferred stock). Some states impose similar limitations on tax attribute utilization upon experiencing an Ownership Change.
As of December 31, 2019, we do not believe that an Ownership Change has occurred that would subject us to an annual limitation on the utilization of our NOL carryforwards, disallowed business interest carryforwards and other tax attributes. After taking into account the exchanges of our common stock for certain outstanding senior notes that occurred during the quarter ended September 30, 2019 (see Note 5 for further details of the debt exchanges) and the exchange of our common stock for certain Cumulative Convertible Preferred Stock which also occurred during the quarter ended September 30, 2019 (see Note 11 for further details of the stock exchange), our cumulative shift remains under 50% but has increased to a level of over 40%. Therefore, with the exception of the NOL carryforwards and disallowed business interest carryforwards acquired upon the WildHorse Merger, we do not believe we have a limitation on the ability to utilize our carryforwards and other tax attributes under Section 382 of the Code as of December 31, 2019. However, future transactions involving our equity, including relatively small transactions and transactions beyond our control, could cause an Ownership Change and therefore an annual limitation on the utilization of NOL carryforwards, disallowed business interest carryforwards and possibly other tax attributes.
Further, the Proposed Regulations would, if finalized in their current form, significantly reduce our annual limitation should we experience an Ownership Change on or after the date the Proposed Regulations become final and we are in a net unrealized built-in gain position. Among other changes, the Proposed Regulations would, if finalized in their current form, limit the potential increases to the annual limitation amount associated with certain built-in gains existing at the time of an Ownership Change, thereby significantly reducing the ability to utilize tax attributes. As a result, certain NOL carryforwards, disallowed business interest carryforwards and other tax attributes may need to be written off or have a valuation allowance maintained against them possibly leading to a material charge to income tax expense.
Accounting guidance for recognizing and measuring uncertain tax positions requires a more likely than not threshold condition be met on a tax position, based solely on the technical merits of being sustained, before any benefit of the tax position can be recognized in the financial statements. Guidance is also provided regarding de-recognition, classification and disclosure of uncertain tax positions. As of December 31, 2019, and 2018, the amount of unrecognized tax benefits related to NOL carryforwards and tax liabilities associated with uncertain tax positions was $74 million and $79 million, respectively. Of the 2019 amount, $29 million is related to state tax receivables not expected to be recovered and the remainder is related to NOL carryforwards. Of the 2018 amount, $32 million is related to state tax liabilities, $29 million is related to state tax receivables not expected to be recovered and the remainder is related to NOL carryforwards. If recognized, $29 million of the uncertain tax positions identified would have an effect on the effective tax rate. No material changes to the current uncertain tax positions are expected within the next 12 months. As of December 31, 2019, we had no amounts accrued for interest related to these uncertain tax positions. As of December 31, 2018, we had accrued liabilities of $20 million for interest. We recognize interest related to uncertain tax positions as a component of interest expense. Penalties, if any, related to uncertain tax positions would be recorded in other expenses.
A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows:

	2019	2018	2017
	($ in millions)
Unrecognized tax benefits at beginning of period	$79	$106	$202
Additions based on tax positions related to the current year	—	—	—
Additions to tax positions of prior years	27	—	4
Settlements	(32)	—	(100)
Expiration of the applicable statute of limitations	—	(23)	—
Reductions to tax positions of prior years	—	(4)	—
Unrecognized tax benefits at end of period	$74	$79	$106
Our federal and state income tax returns are subject to examination by federal and state tax authorities. Federal examination cycles 2010 through 2013 and 2014 through 2015 were settled with the Internal Revenue Service (IRS) during the first and third quarters of 2018, respectively. However, certain of these tax years remain open for purposes of adjusting federal NOL carryforwards upon utilization. Our tax years 2016 through 2018 remain open for all purposes of examination by the IRS. With respect to WildHorse, the federal income tax returns for tax years 2016 through 2018 as well as the short period return January 1, 2019 through February 1, 2019, remain open for examination by the IRS. The IRS has notified us that our 2016 income tax return as well as the WildHorse 2017 income tax return will be audited.
In addition, tax years 2016 through 2018 as well as certain earlier years remain open for examination by state tax authorities including the WildHorse state income tax returns for such periods along with the WildHorse 2019 short period return. Currently, several state examinations are in progress of various years. We do not anticipate that the outcome of any state audit will have a significant impact on our financial position or results of operations.